Consolidated Statements of Operations - USD ($)	6 Months Ended
	Sep. 30, 2017	Sep. 30, 2016
Revenue
Mobile	$ 31,867	$ 51,692
Software	20,137	4,169
Software maintenance and consulting	122,201	88,753
Total revenue	174,205	144,614
Operating expenses
Cost of revenue	3,808	4,859
Selling, general and administrative	182,258	171,082
Research and development	44,321	63,697
Total operating expenses	230,387	239,638
Income (loss) from operations	(56,182)	(95,024)
Other income (expense):
Gain on disposition of assets
Other expense		(383)
Interest income , net	4,579	4,828
Total other income	4,576	4,445
Income (loss) before income taxes	(51,603)	(90,579)
Income tax benefit	$ 23,570	$ 19,150
Net income	$ (28,033)	$ (71,429)
Basic and diluted income per share	$ (0.003)	$ (0.009)
Weighted average number of shares outstanding	8,115,140	7,890,493